SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) June 30, 2006
GE Dealer Floorplan Master Note Trust
CDF Funding, Inc.
GE Commercial Distribution Finance Corporation
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)
Delaware
(State or Other Jurisdiction of Incorporation

333-130782	20-1060484 (CDF Funding, Inc.)

(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192

(Address of Principal Executive Offices)	(Zip Code)
(847) 747-6800
(Registrant’s Telephone Number, Including Area Code)
No Change
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-1.1: UNDERWRITING AGREEMENT
EX-1.2: 2006-1 TERMS AGREEMENT
EX-1.3: 2006-2 TERMS AGREEMENT
EX-4.1: SERIES 2006-1 SUPPLEMENT
EX-4.2: SERIES 2006-2 SUPPLEMENT
EX-4.3: AMENDED AND RESTATED SERCIVING AGREEMENT
EX-4.4: SUPPLEMENT NO. 3 TO MASTER INDENTURE

Item 1.01 Entry into a Material Definitive Agreement
     The Registrant entered into the following material definitive agreements and amendments to material definitive agreements:
     1. Underwriting Agreement, dated June 26, 2006 (“Underwriting Agreement”), among CDF Funding, Inc., General Electric Capital Corporation, Banc of America Securities LLC and Greenwich Capital Markets, Inc.
     2. Terms Agreement (Series 2006-1), dated June 27, 2006 (“2006-1 Terms Agreement”), among CDF Funding, Inc., General Electric Capital Corporation, Banc of America Securities LLC and Greenwich Capital Markets, Inc.
     3. Terms Agreement (Series 2006-2), dated June 27, 2006 (“2006-2 Terms Agreement”), among CDF Funding, Inc., General Electric Capital Corporation (“GE Capital”), Banc of America Securities LLC and Greenwich Capital Markets, Inc.
     4. Series 2006-1 Indenture Supplement, dated as of June 30, 2006 (“Series 2006-1 Supplement”), between The Bank of New York (Delaware), as owner trustee, and Wilmington Trust Company, as indenture trustee.
     5. Series 2006-2 Indenture Supplement, dated as of June 30, 2006 ( “Series 2006-2 Supplement”), between The Bank of New York (Delaware), as owner trustee (the “Owner Trustee”), and Wilmington Trust Company, as indenture trustee (the “Indenture Trustee”).
     6. Amended and Restated Servicing Agreement, dated as of June 30, 2006 (“Amended and Restated Servicing Agreement”), between GE Capital and GE Dealer Floorplan Master Note Trust.
     7. Supplement No. 3 to Master Indenture, dated as of June 30, 2006 (“Supplement No.3 to Master Indenture”), between the Owner Trustee and the Indenture Trustee.
Item 8.01 Other Events
     On June 27, 2006, GE Dealer Floorplan Master Note Trust (the “Trust”) publicly issued U.S.$1,432,500,000 of Series 2006-1 Class A one-month LIBOR + 0.01% Asset Backed Notes having a final maturity date of April 20, 2011, U.S.$52,500,000 Series 2006-1 Class B Asset Backed Notes one-month LIBOR + 0.17% having a final maturity date of April 20, 2011, U.S.$15,000,000 Series 2006-1 Class C one-month LIBOR + 0.37% Asset Backed Notes Class C Note having a final maturity date of April 20, 2011, U.S.$477,500,000 of Series 2006-2 Class A one-month LIBOR + 0.07% Asset Backed Notes having a final maturity date of April 22, 2013, U.S.$17,500,000 Series 2006-2 Class B Asset Backed Notes one-month LIBOR + 0.24% having a final maturity date of April 22, 2013 and U.S.$5,000,000 Series 2006-2 Class C one-month LIBOR + 0.43% Asset Backed Notes Class C Note having a final maturity date of April 22, 2013 (collectively, the “Notes”) pursuant to a registration statement (No. 333-130782) declared effective on June 22, 2006. The representatives of the underwriters for the issuance of the Notes were Banc of America Securities LLC and Greenwich Capital Markets, Inc. The Registrant paid the underwriters a fee of U.S. $2,674,813 in connection with the sale of the Notes. The net proceeds from the sale of the Notes, which amounted to U.S. $1,997,325,187 were used by the Trust to purchase assets consisting primarily of floorplan receivables, accounts receivable and asset based lending receivables arising under a portfolio of revolving accounts owned by GE Commercial Distribution Finance Corporation, Brunswick Acceptance Company, LLC and other permitted originators from time to time, which constitute the receivables included in the assets of the Trust, from the Registrant. The Trust also used the net proceeds from the sale of the Notes for general expenses relating to the Trust and to make deposits into the applicable reserve accounts.

     Item 9.01 Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits

Exhibit No.	Document Description
1.1	Underwriting Agreement
1.2	2006-1 Terms Agreement
1.3	2006-2 Terms Agreement
4.1	Series 2006-1 Supplement
4.2	Series 2006-2 Supplement
4.3	Amended and Restated Servicing Agreement
4.4	Supplement No.3 to Master Indenture

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC., (Registrant)
Dated: June 30, 2006	By:	/s/ Fred Robustelli
		Name:	Fred Robustelli
		Title:	Vice President